UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2016

RAPTOR PHARMACEUTICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7 Hamilton Landing, Suite 100

Novato, California 94949

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 408-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

On July 5, 2016, Raptor Pharmaceutical Corp. (the “Company” or “Raptor”) delivered notice to terminate its Sales Agreement (the “Sales Agreement”) with Cowen and Company, LLC (“Cowen”). The Sales Agreement provides for the sale of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), with aggregate gross sales proceeds of up to $75,000,000, from time to time, through an “at the market” equity offering program under which Cowen was to have acted as sales agent. The Sales Agreement provides for termination by the Company upon 10 days prior notice to Cowen. The Company has taken this action because it does not anticipate utilizing the offering program at this time.

This current report on Form 8-K contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are indicated by words or phrases such as “believes,” “expects,” “anticipates,” “estimates,” “plans,” “ongoing,” “projected” and similar words or phrases and relate to future events, including statements regarding anticipated use of the offering program. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results to be materially different from these forward-looking statements. Raptor cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made. Factors which may contribute to differences in actual results include, among others: Raptor’s ability to fund its operations and make required payments on its debt; continued and increased market acceptance and sales of PROCYSBI® and QUINSAIRTM; Raptor’s ability to expand the use of RP103 and MP-376 and to receive regulatory approval for other indications; compliance with healthcare regulations, ongoing regulatory requirements and potential penalties; any serious adverse side effects associated with PROCYSBI, QUINSAIR or any other future products; any product liability claims; third-party payor coverage, reimbursement and pricing for PROCYSBI, QUINSAIR and any other future products; enacted and future healthcare legislation; Raptor’s ability to obtain and maintain orphan drug or other regulatory exclusivity for PROCYSBI, QUINSAIR or any other future products; the integration of European operations with U.S. operations; and intellectual property protection and claims and continued license rights. Certain of these risks, uncertainties and other factors are described in greater detail in the Company’s filings from time to time with the Securities and Exchange Commission (SEC), which Raptor strongly urges you to read and consider, including: Raptor’s annual report on Form 10-K for the twelve months ended December 31, 2015 filed with the SEC on February 26, 2016, as amended by Amendment No. 1 to Form 10-K filed with the SEC on April 29, 2016, Raptor’s quarterly report on Form 10-Q for the quarter ended March 31, 2016 filed with the SEC on May 5, 2016 and Raptor’s other periodic reports filed with SEC, all of which are available free of charge on the SEC’s web site at http://www.sec.gov. Subsequent written and oral forward-looking statements attributable to Raptor or to persons acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth in Raptor’s reports filed with the SEC. Raptor expressly disclaims any intent or obligation to update any forward-looking statements except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2016	RAPTOR PHARMACEUTICAL CORP.

	By:	/s/ Michael P. Smith
	Name:	Michael P. Smith
	Title:	Chief Financial Officer